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                                  POWER OF ATTORNEY

We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby revoke all powers of attorny authorizing any person to act as attorney-in-fact relative to Lincoln National Global Asset Allocation Fund, Inc., which were previously executed by us and do hereby severally constitute and appoint Steven M. Kluever, Thomas R. Kaehr, and Cynthia A. Rose our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 33-13530 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be singed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed by us on February 9, 1999.

SIGNATURE                                    TITLE
---------                                    -----


----------------------------------------     Chairman of the Board, President
Kelly D. Clevenger                           and Director
                                             (Principal Executive Officer)


---------------------------------------      Director
John B. Borsch, Jr.



---------------------------------------      Director
Kenneth G. Stella



---------------------------------------      Director
Barbara S. Kowalczyk



---------------------------------------      Director
Nancy L. Frisby


/s/Eric C. Jones
---------------------------------------      Chief Accounting Officer
Eric C. Jones                                (Principal Accounting Officer)



---------------------------------------      Vice President and Treasurer
Janet C. Chrzan                              (Principal Financial Officer)


STATE OF INDIANA)
               )SS:
COUNTY OF ALLEN)

                                             Subscribed and sworn to before me
                                             this 9th day of February, 1999.

                                             /s/Janet L. Lindenberg
                                             -----------------------------------

                                             Notary public

                                             Commission Expires: 7-10-2001
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